SUPPLEMENT TO THE FIDELITY SYSTEMATIC INVESTMENT PLANS' PROSPECTUS DATED NOVEMBER 19,1998

Effective February 18, 1999, Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, serves as independent accountant for each Plan.